Transaction Costs	12 Months Ended
Dec. 31, 2021
Transaction Cost [Abstract]
TRANSACTION COSTS
23.	TRANSACTION COSTS

Transaction costs incurred in 2021 are $1,254,542 which costs of $1,175,573 for the issuance of the convertible promissory note on November 3, 2021, as more fully described in Note 14(e), and $79,069 for the legal and due diligence costs for the acquisition of ClearRF, as more fully described in Note 4.

Transaction costs incurred in 2020 of $1,414,616 are incremental costs that are directly attributable to the uplisting onto Nasdaq and the Company’s associated initial public offering that do not meet the criteria to be treated as a share issuance cost but are disclosed separately as an expense. These transaction costs include a proportion of legal fees, accounting fees as well as 100% of filing fees, marketing costs for the uplisting and the initial public offering, and other professional fees and expenses.

Transaction costs in 2019 was NIL